Merrill Lynch Intermediate Government Bond Fund



                    Supplement dated December 22, 1998 to the
                       Prospectus dated February 18, 1998



         The following should be added to page ten of The Merrill Lynch Intermediate Government Bond Fund's Prospectus dated February 18, 1998:

          The Fund may invest some portion of its assets in mortgage-backed securities. The value of mortgage-backed securities, like that of other traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities are also subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated, which will reduce the yield to maturity and the average life of the mortgage-backed securities. In addition, when the Fund reinvests the proceeds of a prepayment it will likely receive an interest rate lower than the rate on the security that was prepaid. In a period of rising interest rates, prepayments may occur at a slower than expected rate. As a result, the average maturity of the Fund's portfolio will increase. The value of long-term securities generally changes more widely in response to changes in interest rates than short-term securities.